EXHIBIT 32.2

WARREN RESOURCES, INC.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Warren Resources, Inc. (the “Company”) on Form 10-Q for the period ending
September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy A. Larkin, Executive Vice President, Chief Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Timothy A. Larkin

Timothy A. Larkin

Executive Vice President,

Chief Financial Officer

And Principal Accounting Officer

November 3, 2010